Exhibit 10.70

THE SECURITIES OFFERED HEREBY AND THE SECURITIES TO WHICH THEY CONVERT HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “SECURITIES ACT”).

PROMISSORY NOTE

Principal Sum: $15,000.00

Actual Amount of Purchase Price $10,000.00

Effective Date: September 27, 2023

FOR VALUE RECEIVED, Can B Corp., a Florida corporation, its successors and assigns (the “Company) promises to pay to the order of ClearThink Capital Partners, LLC, a Delaware limited liability company, its successors and assigns (“Holder”), in immediately available funds, the aggregate principal amount set forth above (the “Purchase Price”), plus all accrued interest thereon, in accordance with the terms of this Promissory Note (“Note”).

1. Interest. The outstanding Purchase Price of this Note shall bear interest at an annual rate equal to 12% simple interest (“Interest”), payable upon the Maturity Date, unless earlier converted to shares of the Company in accordance herewith. Interest shall be calculated on the basis of a 360 day year, comprised of 12 equal months 30 days long each.

2. Maturity. This Note shall mature September 27, 2024 (“Maturity Date”), at which time the Purchase Price and all unpaid Interest shall become due and payable in full.

3. Payment. All payments (including prepayments) hereunder are to be applied first to the payment of fees due hereunder, then accrued Interest and then the remaining balance shall be applied to the payment of the Purchase Price. The Company may prepay this Note, in whole or in part, without premium or penalty; provided that, it gives Holder written notice of its intent to prepay at least five (5) days in advance, during which time Holder will be permitted to convert this Note in accordance with the below conversion terms. Payments shall be made to Holder at the address listed in Section 10, hereof. The company shall have a five (5) day grace period for all payments due hereunder.

4. Default. The Company’s failure to comply with any material term, obligation, covenant, or condition contained in this Note shall be considered an event of default. During an event of default, Interest under this note shall be increased to 15% per year and Holder shall have all remedies available under law and equity.

5. Conversion.

a. Conversion Terms. At any time prior to or after the Maturity Date, Holder may elect to convert the unpaid Purchase Price and Interest under this Note, or any portion thereof, into shares of common stock of the Company (“Shares”) in accordance with the terms hereof. Any amount so converted will be converted into common stock of the Company at a conversion price of $0.0772 per share.

b. Conversion Method. In order to affect the conversion of all or part of this Note, the Holder shall issue a notice of conversion substantially in the form attached hereto as Exhibit “A” (the “Conversion Notice”). The Company shall maintain records showing the amounts converted and the date of such conversions. Each conversion of this Note will be deemed to have been affected as of the close of business on the date on which such Conversion Notice is delivered to the principal office of the Company in accordance herewith. At such time, to the extent that any portion of the Note is converted, the rights of the Holder with respect to such portion of the Note shall cease and the Holder shall be deemed to have become the holder of record of the Shares so converted. Holder shall have no rights of a shareholder of the Company until conversion. Holder shall surrender this Note upon full conversion of the Purchase Price and unpaid Interest. The Company will have two (2) business days from receipt of the Conversion Notice to issue the Shares.

c. Ownership Limitations. Notwithstanding any other provision of this Note, Holder may not convert this Note if such conversion would cause Holder’s beneficial ownership (as defined by Section 13(d) of the Securities Exchange Act of 1934, as amended) of the Company to exceed 4.9% of its total issued and outstanding common or voting shares. Notwithstanding the foregoing, upon not less than sixty-one (61) days’ advance written notice, at any time or from time to time, the Holder, at its sole discretion, may waive this 4.9% conversion limit. However, the Holder may not, in any case, convert this Note if such conversion would cause Holder’s beneficial ownership (as defined by Section 13(d) of the Securities Exchange Act of 1934, as amended) of the Company to exceed 9.9% of its total issued and outstanding common or voting shares.

d. Fractional Shares. No fractional Shares shall be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall round up to the nearest whole Share of common stock.

e. Concerning the Shares. The Shares of common stock issuable upon conversion of this Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”) or (ii) the Company or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) (“Rule 144”) or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Company who agrees to sell or otherwise transfer the shares only in accordance with this Section and who is an Accredited Investor (as defined in the Act). Until such time as the Shares of common stock issuable upon conversion of this Note have been registered under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for Shares issuable upon conversion of this Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Company or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be reasonably accepted by the Company so that the sale or transfer is effected or (ii) in the case of the common stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold.

f. Adjustment for Reclassifications. In case, at any time prior to the Note being paid in full, the Company undertakes any capital reorganization, reclassification of its common stock, the consolidation or merger of the Company with or into another entity (other than when the Company is the surviving entity), or of the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person, the Note shall, after such reorganization, reclassification, consolidation, merger, sale or other disposition (a “Reclassification”), be exercisable so that upon conversion the Holder shall procure, in lieu of each Share, the kind and amount of shares of stock, other securities, money, or property receivable upon such Reclassification by the holder of one share of common stock issuable upon conversion of the Note as if the Note had been converted immediately prior to such Reclassification. The provisions of this section, 5(f), shall similarly apply to successive Reclassifications.

g. Adjustments for Stock Dividends; Combinations, Etc. In case the Company shall do any of the following (an “Event”):

(i)	declare a dividend or other distribution on its common stock payable in common stock of the Company,

(ii)	subdivide or combine the outstanding common stock pursuant to a stock split or otherwise, or

(iii)	reclassify its common stock,

then the number of Shares at the time issuable upon conversion of this Note and the Conversion Price shall be appropriately proportionately adjusted to reflect any such Event.

h. Reserve. The Company shall cause its transfer agent to initially reserve 100,000 Shares of common stock for issuance upon conversion of this Note. Such number will be proportionately reduced with each conversion of this Note.

i. Exchange of Note. The Holder may exchange the balance of Purchase Price and Interest under this Note into a future registered offering by the Company on form S-1, if any, pursuant to the terms of such offering as permitted by the Act and its rules and regulations.

6. Commitment Shares. Upon Holder fully funding the Purchase Price of this Note, the Company will issue Holder one hundred thousand (100,000) Shares or restricted common stock. The transfer and sale of such stock shall be subject to the limitations set forth in Section (e) hereof.

7. No Waiver. No waiver of any provision under the Note shall be implied from any failure of Holder to take, or any delay by Holder in taking, action with respect to any such provision or from any previous waiver of any similar or unrelated provision. A waiver of any term of the Note must be made in writing and shall be limited to the written terms of such waiver.

8. Governing Law; Venue. The Note shall be governed by and construed in accordance with the laws of the State of New York, without resort to any conflict of laws principles, and the courts of the State of New York shall have sole and exclusive jurisdiction over any matter brought under, or by reason of, the Note.

9. Amendments in Writing. The Note may not be changed, modified or amended expect in writing signed by the parties.

10. Notice. Any notice or communication required or permitted hereunder shall be made in writing and given by facsimile, certified mail, hand delivery or overnight mail to the address provided below, unless an alternative address is provided in writing. Each party may change the address or addressee to receive notice from time to time by giving notice in the foregoing manner. The person entitled to notice may waive any notice required under this Agreement in writing. Simultaneous email verification of any notice issued under this Section is requested, but not required. Notices may be given on behalf of a party by its attorney:

If to the Company:

Can B Corp.

Attn: Marco Alfonsi

960 South Broadway, Suite 120

Hicksville, NY 11801

If to the Holder:

Clear Think Capital Partners LLC

Attn: Jeffrey Hart

210 West 77th Street, #7W,

New York, NY 10024

11. Construction. Every covenant, term, and provision of this Note shall be construed simply according to its fair meaning and not strictly for or against the Company or Holder. Headings and numbers have been set forth for convenience only. Unless the contrary is compelled by the context, the language set forth in each section applies equally to the entire Note.

12. Severability. Any provision of this Note which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.

13. Successors and Assigns; Transfer. This Note is binding upon the successors and assigns of the Company and will inure to the benefit of the Holder and its respective successors and permitted assigns. The Holder may not assign, participate, pledge, grant a security interest in, or otherwise transfer all or any portion of its rights and obligations under this Note without the prior written consent of the Company, which will not be unreasonably withheld.

14. Entire Agreement. This Note and its attachments represent the final, entire agreement between the parties regarding the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

15. Holder Representations. By accepting this Note, Holder represents and warrants that it is acquiring this Notes and the Shares into which it converts for its own account and not with a view towards distribution. Holder has had the opportunity to ask questions of and receive answers from the Company regarding this Note, the Shares and the Company’s business. Holder is an accredited investor, as such term is defined in Rule 501 under the Act.

16. Conformity with Law. It is the intention of the Company and of the Holder to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contracted for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the Principal Amount of this Note.

IN WITNESS WHEREOF, Company has caused this Note to be Made and executed as of January 12, 2023

Can B Corp.

/s/ Marco Alfonsi
Marco Alfonsi, CEO

EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $___________ of the above Note into _________ Shares of Common Stock of Can B Corp. (“Shares”) according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: _________________________________________________________________

Applicable Conversion Price: __________________________________________________________

Signature: _________________________________________________________________________

        [Print Name of Holder and Title of Signer]

Address:	_______________________________________________________________________
_______________________________________________________________________

SSN or EIN: _______________________________

Shares are to be registered in the following name: ____________________________________________________

Name: ____________________________________________________________________________

Address: __________________________________________________________________________

Tel: ________________________________________________

Fax: ________________________________________________

SSN or EIN: __________________________________________

Shares are to be sent or delivered to the following account:

Account Name: _____________________________________________________________________

Address: __________________________________________________________________________

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